Loans and Allowance for Credit Losses	12 Months Ended
Dec. 31, 2022
Receivables [Abstract]
Loans and Allowance for Credit Losses	Loans and Allowance for Credit Losses
Loans
The following table provides a summary of the Company’s loan portfolio as of the dates indicated:

	As of December 31,
	2022	2021
	(In thousands)
Commercial and industrial	$3,150,946	$2,960,527
Commercial real estate	5,155,323	4,522,513
Commercial construction	336,276	222,328
Business banking	1,090,492	1,334,694
Residential real estate	2,460,849	1,926,810
Consumer home equity	1,187,547	1,100,153
Other consumer (2)	194,098	214,485
Gross loans before unamortized premiums, unearned discounts and deferred fees and costs	13,575,531	12,281,510
Allowance for loan losses (1)	(142,211)	(97,787)
Unamortized premiums, net of unearned discounts and deferred fees, net of costs	(13,003)	(26,442)
Loans after the allowance for loan losses, unamortized premiums, unearned discounts and deferred fees and costs	$13,420,317	$12,157,281
(1)The Company adopted ASU 2016-13 on January 1, 2022 with a modified retrospective approach. Accordingly, at December 31, 2022 the allowance for loan losses was determined in accordance with ASC 326, “Financial Instruments-Credit Losses” and ASC 310, “Receivables,” as amended. At December 31, 2021 the allowance for loan losses was determined in accordance with ASC 450, “Contingencies” and ASC 310, “Receivables.”
(2)Automobile loans are included in the other consumer portfolio above and amounted to $18.1 million and $53.3 million at December 31, 2022 and December 31, 2021, respectively.
There are no other loan categories that exceed 10% of total loans not already reflected in the preceding table.
The Company’s lending activities are conducted principally in the New England area with the exception of its Shared National Credit Program (“SNC Program”) portfolio and certain purchased loans. The Company participates in the SNC Program in an effort to improve its industry and geographical diversification. The SNC Program portfolio is included in the Company’s commercial and industrial portfolio. The SNC Program portfolio is defined as loan syndications with exposure over $100 million and with three or more lenders participating.
Most loans originated by the Company are either collateralized by real estate or other assets or guaranteed by federal and local governmental authorities. The ability and willingness of the single-family residential and consumer borrowers to honor their repayment commitments is generally dependent on the level of overall economic activity within the borrowers’ geographic areas and real estate values. The ability and willingness of commercial real estate, commercial and industrial, and construction loan borrowers to honor their repayment commitments is generally dependent on the health of the real estate economy in the borrowers’ geographic areas and the general economy.
Loans Pledged as Collateral
The carrying value of loans pledged to secure advances from the FHLBB were $3.9 billion and $2.6 billion at December 31, 2022 and 2021, respectively. The balance of funds borrowed from the FHLBB were $704.1 million and $14.0 million at December 31, 2022 and 2021, respectively.
The carrying value of loans pledged to secure advances from the Federal Reserve Bank (“FRB”) were $1.1 billion and $784.0 million at December 31, 2022 and 2021, respectively. There were no funds borrowed from the FRB outstanding at December 31, 2022 and 2021.
Serviced Loans
At December 31, 2022 and 2021, mortgage loans partially or wholly-owned by others and serviced by the Company amounted to approximately $84.0 million and $95.8 million, respectively.
Purchased Loans
The Company began purchasing mortgage loans during the year ended December 31, 2022. Loans purchased were subject to the same underwriting criteria as those loans originated directly by the Company. During the year ended December 31, 2022, the Company purchased $380.2 million of residential real estate loans.
Allowance for Loan Losses
The allowance for loan losses is established to provide for management’s estimate of expected lifetime credit losses on loans measured at amortized cost at the balance sheet date and is established through a provision for loan losses charged to net income. Charge-offs, net of recoveries, are charged directly to the allowance for loan losses. Commercial and residential loans are charged-off in the period in which they are deemed uncollectible. Delinquent loans in these product types are subject to ongoing review and analysis to determine if a charge-off in the current period is appropriate. For consumer loans, policies and procedures exist that require charge-off consideration upon a certain triggering event depending on the product type.
The following table summarizes the change in the allowance for loan losses by loan category for the year ended December 31, 2022:

	For the Year Ended December 31, 2022
	Commercial and Industrial	Commercial Real Estate	Commercial Construction	Business Banking	Residential Real Estate	Consumer Home Equity	Other Consumer	Other	Total
	(In thousands)
Allowance for loan losses:
Beginning balance	$18,018	$52,373	$2,585	$10,983	$6,556	$3,722	$3,308	$242	$97,787
Cumulative effect of change in accounting principle (1)	11,533	(6,655)	1,485	6,160	13,489	1,857	(541)	(242)	27,086
Charge-offs	(269)	—	—	(2,292)	—	(1)	(2,269)	—	(4,831)
Recoveries	1,322	91	—	2,069	94	24	644	—	4,244
Provision (release)	(3,745)	8,921	3,015	(731)	7,990	852	1,623	—	17,925
Ending balance (2)	$26,859	$54,730	$7,085	$16,189	$28,129	$6,454	$2,765	$0	$142,211
(1)Represents the adjustment needed to reflect the cumulative day one impact pursuant to the Company’s adoption of ASU 2016-13 (i.e., cumulative effect adjustment related to the adoption of ASU 2016-13 as of January 1, 2022). The adjustment represents a $27.1 million increase to the allowance attributable to the change in accounting methodology for estimating the allowance for loan losses resulting from the Company’s adoption of the standard. The adjustment also includes the adjustment needed to reflect the day one reclassification of the Company’s PCI loan balances to PCD and the associated gross-up of $0.1 million, pursuant to the Company’s adoption of ASU 2016-13.
(2)The balance of accrued interest receivable excluded from amortized cost and the calculation of the allowance for loan losses amounted to $45.2 million at December 31, 2022.
The allowance for loan losses increased by $44.4 million to $142.2 million at December 31, 2022 from $97.8 million at December 31, 2021 and the allowance for loans losses as a percentage of total loans (“reserve rate”) increased by 25 basis points to 1.05% at December 31, 2022 from 0.80% at December 31, 2021. The increase was partially due to the $27.1 million transition adjustment recorded upon adoption of ASU 2016-13 which is further described above. The transition adjustment increased the allowance for loan losses to $124.9 million as of January 1, 2022 which resulted in an increase in the allowance for loans losses as a percentage of total loans (“reserve rate”) to 1.02% at that time based upon loan balances as of December 31, 2021. Subsequently, the allowance for loan losses increased by $17.3 million as of December 31, 2022 and the reserve rate increased three basis points to 1.05% at December 31, 2022. The increase in the reserve amount subsequent to the transition adjustment was primarily due to increased loan balances. The increase in the reserve rate subsequent to the transition adjustment was primarily due to changes in macroeconomic conditions. Management used the Oxford Economics Baseline forecast (“the forecast”) for each respective date in determining its estimate of current expected credit losses. The forecast at December 31, 2022 assumed a high likelihood of the U.S. economy entering a recession in the second quarter of 2023 while the forecast at December 31, 2021 assumed more stable economic conditions based upon facts and circumstances observed by management at that time. As a result of the more adverse forecasted economic conditions as of December 31, 2022, management determined that an increase to the reserve rate was appropriate.
Reserve for Unfunded Commitments
Management evaluates the need for a reserve on unfunded lending commitments in a manner consistent with loans held for investment. Upon adoption of ASU 2016-13 on January 1, 2022, the Company recorded a transition adjustment related to the reserve for unfunded lending commitments of $1.0 million, resulting in a total reserve for unfunded lending commitments of $11.1 million as of January 1, 2022. As of December 31, 2022, the Company’s reserve for unfunded lending commitments was $13.2 million which is recorded within other liabilities.
Portfolio Segmentation
Management uses a methodology to systematically estimate the amount of expected losses in each segment of loans in the Company’s portfolio. Commercial and industrial business banking, investment commercial real estate, and commercial and industrial loans are evaluated based upon loan-level risk characteristics, historical losses and other factors which form the basis for estimating expected losses. Other portfolios, including owner occupied commercial real estate (which includes business banking owner occupied commercial real estate), commercial construction, residential mortgages, home equity and consumer loans, are analyzed as groups taking into account delinquency ratios, and the Company’s and peer banks’ historical loss experience. For the purposes of estimating the allowance for loan losses, management segregates the loan portfolio into loan categories that share similar risk characteristics such as the purpose of the loan, repayment source, and collateral. These characteristics are considered when determining the appropriate level of the allowance for each category. Some examples of these risk characteristics unique to each loan category include:
Commercial Lending
Commercial and industrial: The primary risk associated with commercial and industrial loans is the ability of borrowers to achieve business results consistent with those projected at origination. Collateral frequently consists of a first lien position on business assets including, but not limited to, accounts receivable, inventory, aircraft and equipment. The primary repayment source is operating cash flow and, secondarily, the liquidation of assets. Under its lending guidelines, the Company generally requires a corporate or personal guarantee from individuals that hold material ownership in the borrowing entity when the loan-to-value of a commercial and industrial loan is in excess of a specified threshold.
Commercial real estate: Collateral values are established by independent third-party appraisals and evaluations. Primary repayment sources include operating income generated by the real estate, permanent debt refinancing, sale of the real estate and, secondarily, liquidation of the collateral. Under its lending guidelines, the Company generally requires a corporate or personal guarantee from individuals that hold material ownership in the borrowing entity when the loan-to-value of a commercial real estate loan is in excess of a specified threshold.
Commercial construction: These loans are generally considered to present a higher degree of risk than other real estate loans and may be affected by a variety of factors, such as adverse changes in interest rates and the borrower’s ability to control costs and adhere to time schedules. Construction loans are underwritten utilizing feasibility studies, independent appraisal reviews, sensitivity analysis of absorption and lease rates and financial analysis of the developers and property owners. Construction loans are generally based upon estimates of costs and value associated with the completed project. Construction loan repayment is substantially dependent on the ability of the borrower to complete the project and obtain permanent financing.
Business banking: These loans are typically secured by all business assets or commercial real estate. Business banking originations include traditionally underwritten loans as well as partially automated scored loans. Business banking scored loans are determined by utilizing the Company’s proprietary decision matrix that has a number of quantitative factors including, but not limited to, a guarantor’s credit score, industry risk, and time in business. The Company also engages in Small Business Association (“SBA”) lending, both in the business banking and commercial banking divisions. The SBA guarantees reduce the Company’s loss due to default and are considered a credit enhancement to the loan structure.
Residential Lending
These loans are made to borrowers who demonstrate the ability to repay principal and interest on a monthly basis. Underwriting considerations include, among others, income sources and their reliability, willingness to repay as evidenced by credit repayment history, financial resources (including cash reserves) and the value of the collateral. The Company maintains policy standards for minimum credit score and cash reserves and maximum loan-to-value consistent with a “prime” portfolio. Collateral consists of mortgage liens on 1-4 family residential dwellings. The policy standards applied to loans originated by the Company are the same as those applied to purchased loans. The Company does not originate or purchase sub-prime or other high-risk loans. Residential loans are originated either for sale to investors or retained in the Company’s loan portfolio. Decisions about whether to sell or retain residential loans are made based on the interest rate characteristics, pricing for loans in the secondary mortgage market, competitive factors and the Company’s capital needs.
Consumer Lending
Consumer home equity: Home equity lines of credit are granted for ten years with monthly interest-only repayment requirements. Full principal repayment is required at the end of the ten-year draw period. Home equity loans are term loans that require the monthly payment of principal and interest such that the loan will be fully amortized at maturity. Underwriting considerations are materially consistent with those utilized in residential real estate. Collateral consists of a senior or subordinate lien on owner-occupied residential property.
Other consumer: The Company’s policy and underwriting in this category, which is comprised primarily of home improvement, automobile and aircraft loans, include the following factors, among others: income sources and reliability, credit histories, term of repayment, and collateral value, as applicable. These are typically granted on an unsecured basis, with the exception of aircraft and automobile loans.
Credit Quality
Commercial Lending Credit Quality
The credit quality of the Company’s commercial loan portfolio is actively monitored and supported by a comprehensive credit approval process and all large dollar transactions are sent for approval to a committee of seasoned business line and credit professionals. The Company maintains an independent credit risk review function that reports directly to the Risk Management Committee of the Board of Directors. Credits that demonstrate significant deterioration in credit quality are transferred to a specialized group of experienced officers for individual attention.
The Company monitors credit quality indicators and utilizes portfolio scorecards to assess the risk of its commercial portfolio. Specifically, the Company utilizes a 15-point credit risk-rating system to manage risk and identify potential problem loans. Under this point system, risk-rating assignments are based upon a number of quantitative and qualitative factors that are under continual review. Factors include cash flow, collateral coverage, liquidity, leverage, position within the industry, internal controls and management, financial reporting, and other considerations. Commercial loan risk ratings are (re)evaluated for each loan at least once-per-year. The risk-rating categories under the credit risk-rating system are defined as follows:
0 Risk Rating- Unrated
Certain segments of the portfolios are not rated. These segments include aircraft loans, business banking scored loan products, and other commercial loans managed by exception. Loans within this unrated loan segment are monitored by delinquency status; and for lines of credit greater than $100,000 in exposure, an annual review is conducted which includes the review of the business score and loan and deposit account performance. The Company supplements performance data with current business credit scores for the business banking portfolio on a quarterly basis. Unrated commercial and business banking loans are generally restricted to commercial exposure of less than $1.5 million. Loans included in this category generally are not required to provide regular financial reporting or regular covenant monitoring.
For purposes of estimating the allowance for loan losses, unrated loans are considered in the same manner as pass rated loans.
1-10 Risk Rating – Pass
Loans with a risk rating of 1-10 are classified as “Pass” and are comprised of loans that range from “substantially risk free” which indicates borrowers of unquestioned credit standing, well-established national companies with a very strong financial condition, and loans fully secured by policy conforming cash levels, through “low pass” which indicates acceptable rated loans that may be experiencing weak cash flow, impending lease rollover or minor liquidity concerns.
11 Risk Rating – Special Mention (Potential Weakness)
Loans to borrowers in this category exhibit potential weaknesses or downward trends deserving management’s close attention. While potentially weak, no loss of principal or interest is envisioned. Included in this category are borrowers who are performing as agreed, are weak when compared to industry standards, may be experiencing an interim loss and may be in declining industries. An element of asset quality, financial flexibility or management is below average. The Company does not consider borrowers within this category as new business prospects. Borrowers rated special mention may find it difficult to obtain alternative financing from traditional bank sources.
12 Risk Rating – Substandard (Well-Defined Weakness)
Loans with a risk-rating of 12 exhibit well-defined weaknesses that, if not corrected, may jeopardize the orderly liquidation of the debt. A loan is classified as substandard if it is inadequately protected by the repayment capacity of the obligor or by the collateral pledged. Specifically, repayment under market rates and terms, or by the requirements under the existing loan documents, is in jeopardy, but no loss of principal or interest is envisioned. There is a possibility that a partial loss of principal and/or interest will occur in the future if the deficiencies are not corrected. Loss potential, while existing in the aggregate portfolio of substandard assets, does not have to exist in individual assets classified as substandard. Non-accrual is possible, but not mandatory, in this class.
13 Risk Rating – Doubtful (Loss Probable)
Loans classified as doubtful have comparable weaknesses as found in the loans classified as substandard, with the added provision that such weaknesses make collection of the debt in full (based on currently existing facts, conditions and values) highly questionable and improbable. Serious problems exist such that a partial loss of principal is likely. The probability of loss exists, but because of reasonably specific pending factors that may work to strengthen the credit, estimated losses are deferred until a more exact status can be determined. Specific reserves will be the amount identified after specific review. Non-accrual is mandatory in this class.
14 Risk Rating – Loss
Loans to borrowers in this category are deemed incapable of repayment. Loans to such borrowers are considered uncollectible and of such little value that continuance as active assets of the Company is not warranted. This classification does not mean that the loans have no recovery or salvage value, but rather, it is not practical or desirable to defer writing off these assets even though partial recovery may occur in the future. Loans in this category have a recorded investment of $0 at the time of the downgrade.
Residential and Consumer Lending Credit Quality
For the Company’s residential and consumer portfolios, the quality of the loan is best indicated by the repayment performance of an individual borrower. Updated appraisals, broker opinions of value and other collateral valuation methods are employed in the residential and consumer portfolios, typically for credits that are deteriorating. Delinquency status is determined using payment performance, while accrual status may be determined using a combination of payment performance, expected borrower viability and collateral value. Delinquent consumer loans are handled by a team of seasoned collection specialists.
The following table details the amortized cost balances of the Company’s loan portfolios, presented by credit quality indicator and origination year as of December 31, 2022:

	2022	2021	2020	2019	2018	Prior	Revolving Loans	Revolving Loans Converted to Term Loans (1)	Total
	(In thousands)
Commercial and industrial
Pass	$778,144	$479,317	$415,990	$199,865	$100,716	$639,825	$473,148	$50	$3,087,055
Special Mention	2,298	1,307	7,267	4,841	147	—	1,196	670	17,726
Substandard	294	4,954	2,644	46	2,598	7,854	485	346	19,221
Doubtful	—	5,249	—	—	—	23	3,254	—	8,526
Loss	—	—	—	—	—	—	—	—	—
Total commercial and industrial	780,736	490,827	425,901	204,752	103,461	647,702	478,083	1,066	3,132,528

Commercial real estate
Pass	1,510,675	825,620	586,567	581,840	461,296	1,006,160	52,590	4,187	5,028,935
Special Mention	—	—	771	4,204	15,366	12,255	—	—	32,596
Substandard	—	—	2,621	19,796	24,532	34,883	8,000	—	89,832
Doubtful	—	—	—	—	—	—	—	—	—
Loss	—	—	—	—	—	—	—	—	—
Total commercial real estate	1,510,675	825,620	589,959	605,840	501,194	1,053,298	60,590	4,187	5,151,363

Commercial construction
Pass	91,397	178,648	28,956	20,767	—	—	12,130	—	331,898
Special Mention	—	—	2,361	—	—	—	—	—	2,361
Substandard	—	—	—	—	—	—	—	—	—
Doubtful	—	—	—	—	—	—	—	—	—
Loss	—	—	—	—	—	—	—	—	—
Total commercial construction	91,397	178,648	31,317	20,767	—	—	12,130	—	334,259

Business banking
Pass	178,806	202,230	170,088	128,282	59,452	233,484	78,080	4,770	1,055,192
Special Mention	—	991	4,635	4,605	3,740	7,584	145	—	21,700

Substandard	—	3,482	1,424	2,663	570	7,505	2,230	221	18,095
Doubtful	—	—	—	181	—	70	—	—	251
Loss	—	—	—	—	—	—	—	—	—
Total business banking	178,806	206,703	176,147	135,731	63,762	248,643	80,455	4,991	1,095,238

Residential real estate
Current and accruing	761,442	696,959	382,262	99,494	66,702	434,720	—	—	2,441,579
30-89 days past due and accruing	4,652	5,470	1,245	2,762	2,951	11,646	—	—	28,726
Loans 90 days or more past due and still accruing	—	—	—	—	—	—	—	—	—
Non-accrual	—	—	144	1,491	1,015	7,100	—	—	9,750
Total residential real estate	766,094	702,429	383,651	103,747	70,668	453,466	—	—	2,480,055

Consumer home equity
Current and accruing	97,395	10,774	5,840	5,015	21,092	73,927	953,829	7,320	1,175,192
30-89 days past due and accruing	559	—	—	—	72	944	7,239	247	9,061
Loans 90 days or more past due and still accruing	—	—	—	—	—	—	—	—	—
Non-accrual	—	—	—	61	274	1,303	5,120	296	7,054
Total consumer home equity	97,954	10,774	5,840	5,076	21,438	76,174	966,188	7,863	1,191,307

Other consumer
Current and accruing	55,414	32,390	17,641	18,298	18,832	16,603	17,476	—	176,654
30-89 days past due and accruing	143	68	43	61	240	178	58	7	798
Loans 90 days or more past due and still accruing	—	—	—	—	—	—	—	—	—
Non-accrual	31	93	39	2	92	44	15	10	326
Total other consumer	55,588	32,551	17,723	18,361	19,164	16,825	17,549	17	177,778

Total	$3,481,250	$2,447,552	$1,630,538	$1,094,274	$779,687	$2,496,108	$1,614,995	$18,124	$13,562,528
(1)The amounts presented represent the amortized cost as of December 31, 2022 of revolving loans that were converted to term loans during the year ended December 31, 2022.
Paycheck Protection Program (“PPP”) loans are included within the unrated category of the commercial and industrial and business banking portfolios in the table above. Commercial and industrial PPP and business banking PPP loans amounted to $3.6 million and $6.2 million, respectively, at December 31, 2022. The Company does not have an allowance for loan losses for PPP loans as they are 100% guaranteed by the SBA.
Asset Quality
The Company manages its loan portfolio with careful monitoring. As a general rule, loans more than 90 days past due with respect to principal and interest are classified as non-accrual loans. Exceptions may be made if management believes that collateral held by the Company is clearly sufficient and in full satisfaction of both principal and interest. The Company may also use discretion regarding other loans over 90 days delinquent if the loan is well secured and in the process of collection. Non-accrual loans and loans that are more than 90 days past due but still accruing interest are considered non-performing loans.
Non-accrual loans may be returned to an accrual status when principal and interest payments are no longer delinquent, and the risk characteristics of the loan have improved to the extent that there no longer exists a concern as to the collectability of principal and interest. Loans are considered past due based upon the number of days delinquent according to their contractual terms.
A loan is expected to remain on non-accrual status until it becomes current with respect to principal and interest, the loan is liquidated, or the loan is determined to be uncollectible and is charged-off against the allowance for loan losses.
The following tables show the age analysis of past due loans as of the dates indicated:

	As of December 31, 2022
	30-59 Days Past Due	60-89 Days Past Due	90 or More Days Past Due	Total Past Due	Current	Total Loans
	(In thousands)
Commercial and industrial	$1,300	$385	$2,074	$3,759	$3,128,769	$3,132,528
Commercial real estate	—	—	—	—	5,151,363	5,151,363
Commercial construction	—	—	—	—	334,259	334,259
Business banking	6,642	845	3,517	11,004	1,084,234	1,095,238
Residential real estate	25,877	3,852	6,456	36,185	2,443,870	2,480,055
Consumer home equity	8,262	1,108	6,525	15,895	1,175,412	1,191,307
Other consumer	634	170	320	1,124	176,654	177,778
Total	$42,715	$6,360	$18,892	$67,967	$13,494,561	$13,562,528

	As of December 31, 2021
	30-59 Days Past Due	60-89 Days Past Due	90 or More Days Past Due	Total Past Due	Current	Total Loans
	(In thousands)
Commercial and industrial	$45	$31	$1,672	$1,748	$2,958,779	$2,960,527
Commercial real estate	25,931	—	1,196	27,127	4,495,386	4,522,513
Commercial construction	—	—	—	—	222,328	222,328
Business banking	5,043	1,793	4,640	11,476	1,323,218	1,334,694
Residential real estate	17,523	3,511	5,543	26,577	1,900,233	1,926,810
Consumer home equity	3,774	1,510	4,571	9,855	1,090,298	1,100,153
Other consumer	1,194	548	889	2,631	211,854	214,485
Total	$53,510	$7,393	$18,511	$79,414	$12,202,096	$12,281,510
The following table presents information regarding non-accrual loans as of the dates indicated:

	As of December 31, 2022				As of December 31, 2021
	Non-Accrual Loans With ACL	Non-Accrual Loans Without ACL (3)	Total Non-Accrual Loans	Amortized Cost of Loans >90 DPD and Still Accruing (2)	Total Non-Accrual Loans (1)	Recorded Investment >90 DPD and Still Accruing
	(In thousands)
Commercial and industrial	$3,270	$10,707	$13,977	$—	$12,400	$—
Commercial real estate	—	—	—	—	—	1,196
Commercial construction	—	—	—	—	—	—
Business banking	5,844	1,653	7,497	—	8,230	—
Residential real estate	9,750	—	9,750	—	6,681	769
Consumer home equity	7,054	—	7,054	—	4,732	25
Other consumer	326	—	326	—	950	—
Total non-accrual loans	$26,244	$12,360	$38,604	$—	$32,993	$1,990
(1)The amounts presented represent the recorded investment balance of loans as of December 31, 2021.
(2)“DPD” indicated in the table above refers to “days past due.”
(3)The loans on non-accrual status and without an ACL as of December 31, 2022, were primarily comprised of collateral dependent loans for which the fair value of the underlying loan collateral exceeded the loan carrying value.
The amount of interest income recognized on non-accrual loans during the year ended December 31, 2022 was not significant.
It is the Company’s policy to reverse any accrued interest when a loan is put on non-accrual status and, generally, to record any payments received from a borrower related to a loan on non-accrual status as a reduction of the amortized cost basis of the loan. Accrued interest reversed against interest income for the year ended December 31, 2022 was insignificant.
For collateral values for residential mortgage and home equity loans, the Company relies primarily upon third-party valuation information from certified appraisers and values are generally based upon recent appraisals of the underlying collateral, brokers’ opinions based upon recent sales of comparable properties, or estimated auction or liquidation values less estimated costs to sell. As of both December 31, 2022 and December 31, 2021, the Company had collateral-dependent residential mortgage and home equity loans totaling $0.6 million.
For collateral-dependent commercial loans, the amount of the allowance for loan losses is individually assessed based upon the fair value of the collateral. Various types of collateral are used, including real estate, inventory, equipment, accounts receivable, securities and cash, among others. For commercial real estate loans, the Company relies primarily upon third-party valuation information from certified appraisers and values are generally based upon recent appraisals of the underlying collateral, brokers’ opinions based upon recent sales of comparable properties, estimated equipment auction or liquidation values, income capitalization, or a combination of income capitalization and comparable sales. As of December 31, 2022 and December 31, 2021, the Company had collateral-dependent commercial loans totaling $16.2 million and $13.1 million, respectively.
Appraisals for all loan types are obtained at the time of loan origination as part of the loan approval process and are updated at the time of a loan modification and/or refinance and as considered necessary by management for impairment review purposes. In addition, appraisals are updated as required by regulatory pronouncements.
As of both December 31, 2022 and December 31, 2021, the Company had no residential real estate held in other real estate owned (“OREO”). As of both December 31, 2022 and December 31, 2021, there were no mortgage loans collateralized by residential real estate property for which formal foreclosure proceedings were in-process.
Troubled Debt Restructurings (“TDR”)
As described previously in Note 2, “Summary of Significant Accounting Policies,” in cases where a borrower experiences financial difficulty and the Company makes certain concessionary modifications to contractual terms, the loan is classified as a TDR. The process through which management identifies loans as TDR loans, the methodology employed to record any loan losses, and the calculation of any shortfall on collateral dependent loans, is also described within Note 2, “Summary of Significant Accounting Policies.”
In response to the novel coronavirus (“COVID-19”) pandemic, the Company has granted loan modifications to allow deferral of payments for borrowers negatively impacted by the COVID-19 pandemic. Modifications granted to customers allowed for full payment deferrals (principal and interest) or deferral of only principal payments. These modifications with active deferrals met the criteria of either Section 4013 of the Coronavirus Aid, Relief, and Economic Security Act (the “CARES Act”) or the Interagency Statement on Loan Modifications and Reporting for Financial Institutions Working with Customers Affected by the Coronavirus (Revised) at the time of such modification, and therefore are not deemed TDRs. Additionally, loans that are performing in accordance with the contractual terms of the modification are not reflected as being past due and therefore are not impacting non-accrual or delinquency totals as of December 31, 2022 and December 31, 2021. The Company continued to accrue interest on these COVID-19 modified loans and evaluated the deferred interest for collectability as of December 31, 2022 and December 31, 2021.
The Consolidated Appropriations Act, which was enacted on December 27, 2020, extended certain provisions related to the COVID-19 pandemic in the United States (which were due to expire) and provided additional emergency relief to individuals and businesses. Included within the provisions of the Consolidated Appropriations Act was the extension to January 1, 2022 of Section 4013 of the CARES Act, which provided relief from a requirement to evaluate loans that had received a COVID-19 modification to determine if the loans required TDR treatment, provided certain criteria were met. As such, the Company applied the TDR relief granted pursuant to such section to any qualifying loan modification executed during the allowable time period.
The Company’s policy is to have any TDR loan which is on non-accrual status prior to being modified remain on non-accrual status for approximately six months subsequent to being modified before management considers its return to accrual status. If the TDR loan is on accrual status prior to being modified, it is reviewed to determine if the modified loan should remain on accrual status.
TDR loan information as of December 31, 2021 and the period then ended was prepared in accordance with GAAP effective for the Company as of December 31, 2021, or prior to the Company’s adoption of ASU 2016-13.
The following table shows the TDR loans on accrual and non-accrual status as of the dates indicated:

	As of December 31, 2022
	TDRs on Accrual Status		TDRs on Non-accrual Status		Total TDRs
	Number of Loans	Balance of Loans	Number of Loans	Balance of Loans	Number of Loans	Balance of Loans
	(Dollars in thousands)
Commercial and industrial	2	$4,449	9	$11,317	11	$15,766
Business banking	11	4,124	22	2,101	33	6,225
Residential real estate	114	17,618	28	4,016	142	21,634
Consumer home equity	51	2,632	19	1,917	70	4,549
Other consumer	1	11	—	—	1	11
Total	179	$28,834	78	$19,351	257	$48,185

	As of December 31, 2021
	TDRs on Accrual Status		TDRs on Non-accrual Status		Total TDRs
	Number of Loans	Balance of Loans	Number of Loans	Balance of Loans	Number of Loans	Balance of Loans
	(Dollars in thousands)
Commercial and industrial	1	$3,745	6	$9,983	7	$13,728
Commercial real estate	1	3,520	—	—	1	3,520
Business banking	5	3,830	3	383	8	4,213
Residential real estate	121	19,119	27	3,015	148	22,134
Consumer home equity	67	3,104	16	818	83	3,922
Other consumer	2	18	—	—	2	18
Total (1)	197	$33,336	52	$14,199	249	$47,535
(1)The amounts presented in the table above represent the recorded investment balance of loans as of December 31, 2021.
The amount of allowance for loan losses associated with the TDRs was $1.8 million and $3.4 million at December 31, 2022 and 2021, respectively. There were no additional commitments to lend to borrowers who have been party to a TDR as of December 31, 2022 and 2021.
The following tables show the modifications which occurred during the periods and the change in the recorded investment subsequent to the modifications occurring:

	For the Year Ended December 31,
	2022			2021			2020
	Number of Contracts	Pre- Modification Outstanding Recorded Investment	Post- Modification Outstanding Recorded Investment (1)	Number of Contracts	Pre- Modification Outstanding Recorded Investment	Post- Modification Outstanding Recorded Investment (1)	Number of Contracts	Pre- Modification Outstanding Recorded Investment	Post- Modification Outstanding Recorded Investment (1)
	(Dollars in thousands)
Commercial and industrial	4	$5,415	$5,415	—	$—	$—	1	$140	$140
Commercial real estate	—	—	—	—	—	—	1	506	506
Business banking	30	2,779	2,798	—	—	—	6	1,642	1,642
Residential real estate	10	2,842	2,842	2	498	498	6	920	920
Consumer home equity	7	1,535	1,535	3	300	300	22	969	973
Other consumer	—	—	—	—	—	—	4	58	58
Total	51	$12,571	$12,590	5	$798	$798	40	$4,235	$4,239
(1)The post-modification balances represent the balance of the loan on the date of modification. These amounts may show an increase when modification includes capitalization of interest.
At December 31, 2022 and 2021, the outstanding recorded investment of loans that were new TDR loans during the period was $11.0 million and $0.8 million, respectively. The difference between such balances reported on an amortized cost basis and recorded investment basis at both December 31, 2022 and 2021 was not significant.
The following table shows the Company’s post-modification balance of TDRs listed by type of modification during the periods indicated:

	For the Year Ended December 31,
	2022	2021	2020
	(In thousands)
Principal and interest deferred	$3,353	$—	$422
Extended maturity and interest only/principal deferred	2,997	—	427
Covenant modification	2,418	—	—
Interest only/principal deferred	1,499	—	1,305
Adjusted interest rate and extended maturity	1,088	—	—
Extended maturity	1,011	200	35
Court-ordered concession	—	396	1,995
Other	224	202	55
Total	$12,590	$798	$4,239
The following table shows the number of loans and the recorded investment amount of those loans, as of the respective date, that have been modified during the prior 12 months which have subsequently defaulted during the periods indicated. The Company considers a loan to have defaulted when it reaches 90 days past due or is transferred to non-accrual:

	For the Year Ended December 31,
	2022		2021		2020
	Number of Contracts	Recorded Investment	Number of Contracts	Recorded Investment	Number of Contracts	Recorded Investment
	(Dollars in thousands)
Troubled debt restructurings that subsequently defaulted (1):
Consumer home equity	1	$988	—	$—	1	$40
Total	1	$988	—	$—	1	$40
(1)This table does not reflect any TDRs which were fully charged off, paid off, or otherwise settled during the period.
During the years ended December 31, 2022 and 2021, no amounts were charged-off on TDRs modified in the prior 12 months. During the year ended December 31, 2020, there were $0.2 million in charge-offs on TDRs modified in the prior 12 months.
Loan Participations
The Company occasionally purchases commercial loan participations, or participates in syndications through the SNC Program. These participations meet the same underwriting, credit and portfolio management standards as the Company’s other loans and are applied against the same criteria to determine the allowance for loan losses as other loans.
The following table summarizes the Company’s loan participations:

	As of and for the Year Ended December 31,
	2022			2021
	Balance	Non-performing Loan Rate (%)	Gross Charge-offs	Balance	Non-performing Loan Rate (%)	Gross Charge-offs
	(Dollars in thousands)
Commercial and industrial	$1,024,131	0.83%	$—	$732,425	1.36%	$—
Commercial real estate	422,042	0.00%	—	362,898	0.00%	—
Commercial construction	96,134	0.00%	—	37,081	0.00%	—
Business banking	51	0.00%	3	98	0.00%	—
Total loan participations	$1,542,358	0.55%	$3	$1,132,502	0.88%	$—
Loans and Allowance for Loan Losses
Allowance for Loan Losses
As described in Note 2, “Summary of Significant Accounting Policies,” the Company adopted ASU 2016-13 effective January 1, 2022. The Company has included comparative prior period disclosures of its allowance for loan losses which were prepared in accordance with ASC 450, “Contingencies” and ASC 310, “Receivables” (i.e., prior to the Company’s adoption of ASU 2016-13). Refer to the Company’s 2021 Form 10-K for significant accounting policies related to the Company’s allowance for loan losses as of December 31, 2021. A discussion of the Company’s calculation of its allowance for loan losses for such prior periods follows.
The allowance for loan losses was established to provide for probable losses incurred in the Company’s loan portfolio at the balance sheet date and was established through a provision for loan losses charged to net income. Charge-offs, net of recoveries, were charged directly to the allowance. Commercial and residential loans were charged-off in the period in which they were deemed uncollectible. Delinquent loans in these product types were subject to ongoing review and analysis to determine if a charge-off in the current period was appropriate. For consumer loans, policies and procedures existed that required charge-off consideration upon a certain triggering event depending on the product type.
Management used a methodology to systematically estimate the amount of losses incurred in the portfolio. Commercial real estate, commercial and industrial, commercial construction and business banking loans were evaluated using a loan rating system, historical losses and other factors which formed the basis for estimating incurred losses. Portfolios of more homogeneous populations of loans, including residential mortgages and consumer loans, were analyzed as groups taking into account delinquency ratios, historical loss experience and charge-offs. For the purpose of estimating the allowance for loan losses, management segregated the loan portfolio into the categories noted in the credit quality tables presented in the “Credit Quality” section below. Each of these loan categories possessed unique risk characteristics such as the purpose of the loan, repayment source, and collateral. These characteristics were considered when determining the appropriate level of the allowance for each category. The Company’s historical approach to loan portfolio segmentation by risk characteristics and monitoring of credit quality for commercial loans under previous accounting guidance was consistent with that applied under the newly adopted CECL standard. See Note 5, “Loans and Allowance for Credit Losses” for further discussion regarding the Company’s policies for loan segmentation and credit monitoring.
The following table summarizes the change in allowance for loan losses by loan category for the year ended December 31, 2021:

	For the Year Ended December 31, 2021
	Commercial and Industrial	Commercial Real Estate	Commercial Construction	Business Banking	Residential Real Estate	Consumer Home Equity	Other Consumer	Other	Total
	(In thousands)
Allowance for loan losses:
Beginning balance	$26,617	$54,569	$4,553	$13,152	$6,435	$3,744	$3,467	$494	$113,031
Charge-offs	(1,558)	(247)	—	(5,091)	(35)	(24)	(2,047)	—	(9,002)
Recoveries	935	4	—	1,524	122	185	674	—	3,444
(Release of) Provision	(7,976)	(1,953)	(1,968)	1,398	34	(183)	1,214	(252)	(9,686)
Ending balance	$18,018	$52,373	$2,585	$10,983	$6,556	$3,722	$3,308	$242	$97,787
The following table bifurcates the amount of loans and the allowance for loan losses allocated to each loan category based on the type of impairment analysis as of December 31, 2021:

	As of December 31, 2021
	Commercial and Industrial	Commercial Real Estate	Commercial Construction	Business Banking	Residential Real Estate	Consumer Home Equity	Other Consumer	Other	Total
	(In thousands)
Allowance for loan losses ending balance:
Individually evaluated for impairment	$1,540	$—	$—	$450	$1,549	$270	$161	$—	$3,970
Acquired with deteriorated credit quality	5	298	—	—	243	—	—	—	546
Collectively evaluated for impairment	16,473	52,075	2,585	10,533	4,764	3,452	3,147	242	93,271
Total allowance for loan losses by group	$18,018	$52,373	$2,585	$10,983	$6,556	$3,722	$3,308	$242	$97,787
Loans ending balance:
Individually evaluated for impairment	$16,145	$3,520	$—	$12,060	$22,378	$3,922	$179	$—	$58,204
Acquired with deteriorated credit quality	19,028	47,553	—	—	3,058	—	—	—	69,639
Collectively evaluated for impairment	2,925,354	4,471,440	222,328	1,322,634	1,901,374	1,096,231	214,306	—	12,153,667
Total loans by group	$2,960,527	$4,522,513	$222,328	$1,334,694	$1,926,810	$1,100,153	$214,485	$—	$12,281,510
Credit Quality
The following table details the internal risk-rating categories for the Company’s commercial and industrial, commercial real estate, commercial construction and business banking portfolios:

	As of December 31, 2021
Category	Commercial and Industrial	Commercial Real Estate	Commercial Construction	Business Banking	Total
	(In thousands)
Unrated	$171,537	$4,378	$—	$696,629	$872,544
Pass	2,656,873	4,199,803	213,744	569,956	7,640,376
Special mention	70,141	104,517	1,889	50,085	226,632
Substandard	50,339	213,815	6,695	17,814	288,663
Doubtful	11,637	—	—	210	11,847
Loss	—	—	—	—	—
Total	$2,960,527	$4,522,513	$222,328	$1,334,694	$9,040,062
PPP loans are included within the unrated category of the commercial and industrial and business banking portfolios in the table above. Commercial and industrial PPP and business banking PPP loans amounted to $112.8 million and $218.6 million, respectively, at December 31, 2021. The Company does not have an allowance for loan losses for PPP loans as they are 100% guaranteed by the SBA.
Impaired Loans
Under previous accounting guidance, impaired loans consisted of all loans for which management had determined it was probable that the Company would be unable to collect all amounts due according to the contractual terms of the loan agreements. Factors considered by management in determining impairment included payment status, collateral value, and the probability of collecting scheduled principal and interest payments when due.
The Company measured impairment of loans using a discounted cash flow method, the loan’s observable market price, or the fair value of the collateral if the loan was collateral dependent. The Company defined the population of impaired loans to include certain non-accrual loans, TDR loans, and residential and home equity loans that had been partially charged off.
The following table summarizes the Company’s impaired loans by loan portfolio as of December 31, 2021:

	As of December 31, 2021
	Recorded Investment	Unpaid Principal Balance	Related Allowance
	(In thousands)
With no related allowance recorded:
Commercial and industrial	$12,309	$13,212	$—
Commercial real estate	3,520	3,520	—
Business banking	4,199	5,069	—
Residential real estate	11,217	12,587	—
Consumer home equity	1,924	1,924	—
Other consumer	18	18	—
Sub-total	33,187	36,330	—
With an allowance recorded:
Commercial and industrial	3,836	4,226	1,540
Commercial real estate	—	—	—
Business banking	7,861	11,240	450
Residential real estate	11,161	11,161	1,549
Consumer home equity	1,998	1,998	270
Other consumer	161	161	161
Sub-total	25,017	28,786	3,970
Total	$58,204	$65,116	$3,970
The following table displays information regarding interest income recognized on impaired loans, by portfolio, for the years ended December 31, 2021 and 2020:

	For the Years Ended December 31,
	2021		2020
	Average Recorded Investment	Total Interest Recognized	Average Recorded Investment	Total Interest Recognized
	(In thousands)
With no allowance recorded:
Commercial and industrial	$11,813	$161	$12,941	$206
Commercial real estate	3,916	178	5,124	179
Business banking	4,352	99	3,008	92
Residential real estate	12,506	456	14,654	589
Consumer home equity	2,027	62	3,299	87
Other consumer	23	—	36	1
Sub-total	34,637	956	39,062	1,154
With an allowance recorded:
Commercial and industrial	7,229	—	7,947	—
Commercial real estate	926	—	644	—
Business banking	13,027	57	13,663	62
Residential real estate	12,322	474	12,194	521
Consumer home equity	2,106	65	2,334	77
Other consumer	63	—	—	—
Sub-total	35,673	596	36,782	660
Total	$70,310	$1,552	$75,844	$1,814
Purchased Credit Impaired Loans
The following table displays the outstanding and carrying amounts of PCI loans as of December 31, 2021 :

As of December 31, 2021
(In thousands)
Outstanding balance	$78,074
Carrying amount	69,639
Under previous accounting guidance, the excess of cash flows expected to be collected over the carrying amount of the loans, referred to as the “accretable yield,” was accreted into interest income over the life of the loans using the effective yield method. The following table summarizes activity in the accretable yield for the PCI loan portfolio:

	For the Years Ended December 31,
	2021	2020
	(In thousands)
Balance at beginning of period	$2,495	$3,923
Acquisition	8,896	—
Accretion	(1,194)	(1,374)
Other change in expected cash flows	(1,475)	(185)
Reclassification from non-accretable difference for loans with improved cash flows	1,649	131
Balance at end of period	$10,371	$2,495
The estimate of cash flows expected to be collected was regularly re-assessed subsequent to acquisition. A decrease in expected cash flows in subsequent periods may have indicated that the loan was impaired which would require the establishment of an allowance for loan losses by a charge to the provision for loan losses. An increase in expected cash flows in subsequent periods served, first, to reduce any previously established allowance for loan losses by the increase in the present value of cash flows expected to be collected, and resulted in a recalculation of the amount of accretable yield for the loan. The adjustment of accretable yield due to an increase in expected cash flows was accounted for as a change in estimate. The additional cash flows expected to be collected were reclassified from the non-accretable difference to the accretable yield, and the amount of periodic accretion was adjusted accordingly over the remaining life of the loans.